[FORM OF]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.



                  CONVERSION TECHNOLOGIES INTERNATIONAL, INC.
                  -------------------------------------------



                     Warrant for the Purchase of Shares of
                     -------------------------------------
                                Preferred Stock
                                ---------------

No. [ ]                                                     [ ]Shares


     FOR VALUE RECEIVED, CONVERSION TECHNOLOGIES INTERNATIONAL, INC., a
Delaware corporation (the "Company"), hereby certifies that Placement Agent, its designee or its permitted assigns is entitled to purchase from the Company, at any time or from time to time commencing on [ ], 1998 and prior to 5:00 P.M., New York City time, on [ ], 2007, [ ] ([ ]) fully paid and non-assessable shares of Series A Convertible Preferred Stock, $.001 par value per share, of the Company for an aggregate purchase price of $[ ] (computed on the basis of [ ] per share). Hereinafter, (i) said Series A Convertible Preferred Stock, together with any other equity securities which may be issued by the Company with respect thereto (other than on conversion thereof) or in substitution therefor, is referred to as the "Preferred Stock", (ii) the Common Stock, $.001 par value per share, of the Company, into which the Preferred Stock is convertible, is referred to as the "Common Stock", (iii) the shares of the Preferred Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares", (iv) the shares of Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) following the conversion of all shares of Preferred Stock into Common Stock and each share of Common Stock receivable upon the conversion of the Warrant Shares receivable upon the exercise of this Warrant are referred to as the "Conversion Shares",
(v) the aggregate purchase price payable for the Warrant Shares or the Conversion Shares, as the case may be, hereunder is referred to as the "Aggregate Warrant Price", (vi) the price payable (initially $[ ] per share, subject to adjustment) for each of the Warrant Shares or the Conversion Shares, as the case may be, hereunder is referred to as the "Per Share Warrant Price",
(vii) this Warrant, all similar Warrants issued on the date hereof and all Warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants are referred to as the "Warrants", (viii) the holder of this Warrant is referred to as the "Holder" and the holder of this Warrant and all other Warrants, Warrant Shares and Conversion Shares are referred to as the "Holders" and Holders of more than fifty percent (50%) of the outstanding Warrants, Warrant Shares, Preferred Stock and Conversion Shares are referred to as the "Majority of the Holders") and (ix) the then current Market Price per share on any particular date (the "Market Price") shall be deemed to be the last sale price of the Common Stock on the trading day prior to such date or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Common Stock on such day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the representative closing bid price of the Common Stock as reported by the Nasdaq SmallCap Market ("Nasdaq"), or other similar organization if Nasdaq is no longer reporting such information, or, if the Common Stock is not reported on Nasdaq, the high per share bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if not so available, the fair market value of the Common Stock as determined in good faith by the Board of Directors. The then current "Market Price Per Share of Preferred Stock" shall equal the then current Market Price multiplied by the then effective "conversion rate" (as defined and used in the Certificate of Designation for the Preferred Stock) or if not so available, the fair market value of the Preferred Stock (or the Common Stock following conversion of all the Preferred Stock) as determined in good faith by the Board of Directors. The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares or Conversion Shares, as the case may be, deliverable upon exercise of this Warrant shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment. The Warrants shall not be subject to redemption by the Company nor will they be callable or manditorily convertible by the Company.


1.    Exercise of Warrant.
      -------------------

     (a) This Warrant may be exercised, in whole at any time or in part from time to time, commencing on [ , 1998] and prior to 5:00 P.M., New York City time, on [ , 2008] by the Holder:


          (i) by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for Warrant Shares or Conversion Shares, as the case may be, made by certified or official bank check payable to the order of the Company; or

          (ii) by the surrender of this Warrant (with the cashless exercise form at the end hereof duly executed) (a "Cashless Exercise") at the address set forth in Subsection 9(a) hereof. Such presentation and surrender shall be deemed a waiver of the Holder's obligation to pay the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. In the event of a Cashless Exercise, the Holder shall exchange its Warrant for that number of Warrant Shares or Conversion Shares, as the case may be, subject to such Cashless Exercise multiplied by a fraction, the numerator of which shall be the difference between the then Current Market Price Per Share of Preferred Stock (or the Common Stock into which the Preferred Stock is convertible) and the Per Share Warrant Price, and the denominator of which shall be the Market Price (or the Common Stock into which the Preferred Stock is convertible). For purposes of any computation under this Section 1(a), the then current Market Price shall be based on the trading day prior to the Cashless Exercise.

     (b) If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Preferred Stock, (or the Common Stock following conversion of all the Preferred Stock) and the Holder is entitled to receive a new Warrant covering the Warrant

Shares or Conversion Shares, as the case may be, which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares or Conversion Shares, as the case may be. Upon surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for that number of whole shares of the Preferred Stock (or the Common Stock following conversion of all the Preferred Stock) to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Preferred Stock (or the Common Stock following conversion of all the Preferred Stock) to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

     (c) If this Warrant is exercised on or after the date on which all shares of Preferred Stock have been converted into shares of Common Stock (the "Conversion Date"), then this Warrant shall be exercisable only for Conversion Shares, each at the then applicable Per Share Warrant Price (including any adjustment pursuant to Section 3(f) below).

     2.  Reservation  of Warrant  Shares and  Conversion  Shares;  Listing.  The
         -----------------------------------------------------------------
Company agrees that, prior to the expiration of this Warrant, the Company shall at all times (a) have authorized and in reserve, and shall keep available, solely for issuance and delivery upon the exercise of this Warrant, the shares of the Preferred Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer, other than under Federal or state securities laws, and free and clear of all preemptive rights and rights of first refusal and (b) subject to the Company's obligation to increase the number of authorized shares of Common Stock, as described in the Confidential Term Sheet dated August 8, 1997, as supplemented and amended, have authorized and in reserve, and shall keep available, solely for issuance or delivery upon conversion of the Warrant Shares or the exercise of this Warrant following the conversion of all shares of Preferred Stock into Common Stock, the shares of Common Stock and other securities and properties as from time to time shall be receivable upon such conversion, free and clear of all restrictions on sale or transfer, other than under Federal or state securities laws, and free and clear of all preemptive rights and rights of first refusal; and (c) if the Company hereafter lists its Common Stock on any national securities exchange, use its best efforts to keep the Conversion Shares authorized for listing on such exchange upon notice of issuance.

     3. Protection Against Dilution.
        ---------------------------

     (a) If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to the holders of shares of Preferred Stock evidence of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Preferred Stock, referred to in Subsection 3(b), and also excluding cash dividends or cash distributions paid out of net profits legally available therefor in the full amount thereof (any such non-excluded event being herein called a "Special Dividend")), the Per Share Warrant Price shall be adjusted by multiplying the Per Share Warrant Price then in effect by a fraction, the numerator of which shall be the then current Market Price in effect on the record date of such issuance or distribution less the fair market value (as determined in good faith by the Company's Board of Directors) of the evidence of indebtedness, cash, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Preferred Stock and the denominator of which shall be the then current Market Price in effect on the record date of such issuance or distribution. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date of any such Special Dividend.

     (b) In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Preferred Stock, (ii) subdivide its outstanding shares of Preferred Stock into a greater number of shares, (iii) combine its outstanding shares of Preferred Stock into a smaller number of shares or (iv) issue by reclassification of its Preferred Stock any shares of capital stock of the Company (other than the Conversion Shares), the Per Share Warrant Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Warrant Price and the denominator of which shall be the number of shares of Preferred Stock or other capital stock of the Company which he would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Subsection 3(b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

     (c) Except as provided in Subsections 3(a), 3(b) and 3(d), in case the Company shall hereafter issue or sell any Preferred Stock, any securities convertible into Preferred Stock, any rights, options or warrants to purchase Preferred Stock or any securities convertible into Preferred Stock, in each case for a price per share or entitling the holders thereof to purchase Preferred Stock at a price per share (determined by dividing (i) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such securities plus the total consideration, if any, payable to the Company upon exercise or conversion thereof (the "Total Consideration") by (ii) the number of additional shares of Preferred Stock issuable upon exercise or conversion of such securities) which is less than either the then Current Market Price Per Share of Preferred Stock in effect on the date of such issuance or sale or the Per Share Warrant Price, the Per Share Exercise Price shall be adjusted as of the date of such issuance or sale by multiplying the Per Share Warrant Price then in effect by a fraction, the numerator of which shall be (x) the sum of (A) the number of shares of Preferred Stock outstanding on the record date of such issuance or sale plus (B) the Total Consideration divided by the then current Market Price of the Preferred Stock or the current Per Share Warrant Price, whichever is greater, and the denominator of which shall be (y) the number of shares of Preferred Stock outstanding on the record date of such issuance or sale plus the maximum number of additional shares of Preferred Stock issued, sold or issuable upon exercise or conversion of such securities.

     (d) No adjustment in the Per Share Warrant Price shall be required in the case of the issuance by the Company of Preferred Stock (i) pursuant to the exercise of any Warrant or (ii) pursuant to the exercise of any stock options or warrants currently outstanding or securities issued after the date hereof pursuant to any Company benefit plan.

     (e) In case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as a entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this
Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Subsection 3(e) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant to be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than thirty (30) days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

     (f) Upon the conversion of all the Preferred Stock into Common Stock the Per Share Warrant Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Warrant Price and the denominator of which shall be the number of shares of Common Stock or other capital stock of the Company which the Holder would have owned immediately following such conversion had this Warrant been exercised (assuming a cash exercise) immediately prior thereto.

     (g) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Preferred Stock; provided, however, that any adjustments which by
                            --------   -------
reason of this Subsection 3(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further,
                                                              --------  -------
however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Subsection 3(g)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Preferred Stock issuable upon the exercise hereof. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

     (h)  Whenever the Per Share  Warrant  Price is adjusted as provided in this
Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly prepare a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants. The Company may, but shall not be obligated to unless requested by a Holders of more than fifty percent (50%) of the outstanding Warrants, Warrant Shares and Conversion Shares, obtain, at its expense, a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Per Share Warrant Price and the number of Warrant Shares or Conversion Shares, as the case may be, after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

     (i) If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Preferred Stock or Common Stock other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holders of the Warrants not less than ten (10) days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution.

     (j) If, as a result of an adjustment made pursuant to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Preferred Stock and other capital stock of the Company, the Company's Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares or such classes of capital stock or shares of Preferred Stock and other capital stock.

     (k) For purposes of the anti-dilution protection contained in this Section 3, at all times following the conversion of all shares of Preferred Stock into shares of Common Stock, the term Preferred Stock shall be read to be Common Stock, context permitting, so that the anti-dilution provisions will continue to protect the purchase rights represented by this Warrant after the conversion of all the Preferred Stock into the Common Stock in accordance with the essential intent and principles of this Section 3 (it being understood that prior to such conversion, the anti-dilution provisions of the Preferred Stock shall protect the Holder from dilution of the Common Stock).

     (l) Upon the expiration of any rights, options, warrants or conversion privileges, if such shall not have been exercised, the number of Warrant Shares purchasable upon exercise of this Warrant, to the extent this Warrant has not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the fact that Preferred Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges, and (B) the fact that such shares of Preferred Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of decreasing the number of Conversion Shares purchasable upon exercise of this Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

     4. Fully Paid Stock; Taxes. The Company agrees that the shares of Preferred
        -----------------------
Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant and the shares of Common Stock delivered upon the conversion of the Warrant Shares or the exercise of this Warrant following the conversion of all shares of Preferred Stock into Common Stock, shall at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Preferred Stock and the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share, Conversion Share or any certificate thereof to the extent required because of the issuance by the Company of such security.

     5.  Registration  Under  Securities  Act of 1933. (a) The Holder shall with
         --------------------------------------------
respect to the Conversion Shares only, have the right to participate in the registration rights granted to purchasers of Preferred Stock pursuant to Article 5 of the subscription agreements (the "Subscription Agreements") between such purchasers and the Company that were entered into at the time of the initial sale by the Company of the Preferred Stock. By acceptance of this Warrant, the Holder agrees to comply with the provisions in Article 5 of the Subscription Agreement to same extent as if it were a party thereto.

     (b) Until all Conversion Shares have been sold under a Registration Statement or pursuant to Rule 144 ("Rule 144") as promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the Company shall use its reasonable best efforts to file with the Securities and Exchange Commission all current reports and the information as may be necessary to enable the Holder to effect sales of its shares in reliance upon Rule 144 promulgated under the Act.

     6. Investment Intent; Limited Transferability.
        ------------------------------------------

     (a) The Holder represents, by accepting this Warrant, that it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws. The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws or unless an exemption from such registration is available.

     (b) The Holder, by his acceptance of this Warrant, represents to the Company that he is acquiring this Warrant and will acquire any securities obtainable upon exercise of this Warrant for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. The Holder agrees that this Warrant and any such securities will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Securities Act and any applicable state securities laws or (ii) the Holder delivers to the Company an opinion of counsel reasonably satisfactory to the Company that such registration statement is not required.

     (c) In addition to the requirements set forth in Section 6(b) above, this Warrant may not be sold, transferred, assigned or hypothecated for six (6) months from the date hereof except (i) to any firm or corporation that succeeds to all or substantially all of the business of Paramount Capital, Inc., (ii) to any of the officers, employees or affiliated companies of Paramount Capital, Inc., or of any such successor firm, (iii) to any member of the National Association of Securities Dealers, Inc. ("NASD") participating in the Offering or any officer or employee of any such NASD member, provided such issuance may be made in compliance with Regulation D or (iv) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution, and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose. The Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or its duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder.

     (d) This Warrant and all shares of Preferred Stock or Common Stock issued upon conversion thereof shall be stamped or imprinted with legends in substantially the form set forth below (in addition to any legend required by state securities laws):

     THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

     COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

     7. Loss,  etc., of Warrant.  Upon receipt of evidence  satisfactory  to the
        -----------------------
Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder, in lieu of this Warrant, a new Warrant of like date, tenor and denomination.

     8. Warrant  Holder Not  Stockholder.  This Warrant does not confer upon the
        --------------------------------
Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof; this Warrant does, however, require certain notices to Holders as set forth herein.

     9. Communication. No notice or other communication under this Warrant shall
        -------------
be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

            (a) the Company at Conversion Technologies International, Inc., 3452 Lake Lynda Drive, Suite 280, Orlando, Florida 32817, Attn: President, or at such other address as the Company has designated in writing to the Holder, or

            (b) the Holder at c/o Placement Agent's Address, or at other such address as the Holder has designated in writing to the Company.

     10.  Headings.  The headings of this Warrant have been inserted as a matter
          --------
of convenience and shall not affect the construction hereof.

     11.  Applicable  Law.  This Warrant  shall be governed by and  construed in
          ---------------
accordance with the law of the State of New York without giving effect to the principles of conflicts of law thereof.

     12. Amendment,  Waiver,  etc. Except as expressly provided herein,  neither
         ------------------------
this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the then current Majority of the Holders of the Warrants only.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed and attested by its Secretary this ___th day of ____________ , 1997.


                                        CONVERSION TECHNOLOGIES
                                        INTERNATIONAL, INC.


                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

ATTEST:


-----------------------------
Secretary

[Corporate Seal]

                              SUBSCRIPTION
                              ------------


     The undersigned, ___________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase ____________________ shares of the Series A Preferred Stock, par value $.01 per share, of Conversion Technologies International, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

     In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Series A Convertible Preferred Stock or the Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Series A Preferred Stock or Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     Please issue a certificate or certificates representing said shares of Series A Convertible Preferred Stock in the name of the undersigned or in such other name as is specified below.


                                          -----------------------------------
                                          Name


     Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:


                                          -----------------------------------
                                          Name


Dated:                                    Signature:
      ------------------                            -------------------------
                                          Address:
                                                    -------------------------



                                CASHLESS EXERCISE
                                -----------------


     The undersigned ___________________, pursuant to the provisions of the foregoing Warrant, hereby elects to exchange its Warrant for ___________________ shares of Series A Preferred Stock, par value $.01 per share, of Conversion Technologies International, Inc. pursuant to the Cashless Exercise provisions of the Warrant.

Dated:                                    Signature:
      ------------------                            -------------------------
                                          Address:
                                                    -------------------------

                               ASSIGNMENT
                               ----------


     FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto ____________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _____________________, attorney, to transfer said Warrant on the books of Conversion Technologies International, Inc.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon the exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any of the shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.


Dated:                                    Signature:
      ------------------                            -------------------------
                                          Address:
                                                    -------------------------


                           PARTIAL ASSIGNMENT
                           ------------------

     FOR VALUE RECEIVED _______________ hereby assigns and transfers unto ____________________ the right to purchase _______ shares of the Preferred Stock, par value $.001 per share, of Conversion Technologies International, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer that part of said Warrant on the books of Conversion Technologies International, Inc.

Dated:                                    Signature:
      ------------------                            -------------------------
                                          Address:
                                                    -------------------------